UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2016

Nissan Auto Receivables 2016-B Owner Trust

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0001671083

Nissan Auto Receivables Corporation II

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001129068

Nissan Motor Acceptance Corporation

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-208544-02	38-7157687
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1121

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS.

The registrant has filed a prospectus, dated April 18, 2016, setting forth a description of the receivables pool and the structure of $365,700,000 aggregate principal amount of the Class A-1 Asset Backed Notes, $388,000,000 aggregate principal amount of the Class A-2a Asset Backed Notes, $150,000,000 aggregate principal amount of the Class A-2b Asset Backed Notes, $472,300,000 aggregate principal amount of the Class A-3 Asset Backed Notes, and $124,000,000 aggregate principal amount of the Class A-4 Asset Backed Notes by Nissan Auto Receivables 2016-B Owner Trust.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of April 26, 2016, as to legality matters

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of April 26, 2016, as to certain tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Riley A. McAndrews
	Name:	Riley A. McAndrews
	Title:	Assistant Treasurer

Date: April 26, 2016

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of April 26, 2016, as to legality matters

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of April 26, 2016, as to certain tax matters